BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

(the “Fund”)

Supplement dated May 16, 2022 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated September 28, 2021

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Mid-Cap Growth Equity Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Mid-Cap Growth Equity Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.
Phil Ruvinsky	2013	Managing Director of BlackRock, Inc.
William Broadbent	2022	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Lawrence Kemp, Phil Ruvinsky and William Broadbent are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.
Phil Ruvinksky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
William Broadbent	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2014; associate at General Atlantic from 2010 to 2012; investment banking analyst at Goldman, Sachs & Co. from 2007 to 2010.

Shareholders should retain this Supplement for future reference.

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